Exhibit 10.30

Execution Version

Transfix Holdings, Inc.
Non-Employee Director Compensation Policy

Non-employee members of the board of directors (the “Board”) of Transfix Holdings, Inc. (the “Company”) shall be eligible to receive cash and equity compensation as set forth in this Non-Employee Director Compensation Policy (this “Policy”). The cash and equity compensation described in this Policy shall be paid or be made, as applicable, automatically and without further action of the Board, to each member of the Board who is not an employee of the Company or any parent or subsidiary of the Company (each, a “Non-Employee Director”) who may be eligible to receive such cash or equity compensation, unless such Non-Employee Director declines the receipt of such cash or equity compensation by written notice to the Company. This Policy shall become effective on the date immediately after the consummation of the mergers contemplated by the Business Combination Agreement, dated as of September 20, 2021, by and among G Squared, Horizon Merger Sub Inc., Transfix, Inc., and Transfix Holdings, Inc. (the “Effective Date”) and shall remain in effect until it is revised or rescinded by further action of the Board. This Policy may be amended, modified or terminated by the Board at any time in its sole discretion. The terms and conditions of this Policy shall supersede any prior cash and/or equity compensation arrangements for service as a member of the Board between the Company (or any predecessor thereto) and any of its Non-Employee Directors and between any subsidiary of the Company (or any predecessor thereto) and any of its non-employee directors.

1.             Cash Compensation.

(a)            Annual Retainers. Each Non-Employee Director shall receive an annual retainer of $35,000 for service on the Board.

(b)           Additional Annual Retainers. In addition, a Non-Employee Director shall receive the following annual retainers:

(i)                 Lead Independent Director of the Board. A Non-Employee Director serving as Lead Independent Director of the Board shall receive an additional annual retainer of $17,000 for such service.

(ii)              Non-Executive Chairman of the Board. A Non-Employee Director serving as Non-Executive Chairman of the Board shall receive an additional annual retainer of $30,000 for such service

(iii)             Audit Committee. A Non-Employee Director serving as a member of the Audit Committee shall receive an additional annual retainer of $30,000 for such service. A Non-Employee Director serving as a member of the Audit Committee (other than the Chairperson thereof) shall receive an additional annual retainer of $15,000 for such service.

(iv)             Compensation Committee. A Non-Employee Director serving as a member of the Compensation Committee shall receive an additional annual retainer of $20,000 for such service. A Non-Employee Director serving as a member of the Compensation Committee (other than the Chairperson thereof) shall receive an additional annual retainer of $10,000 for such service.

(v)               Nominating and Corporate Governance Committee. A Non-Employee Director serving as a member of the Nominating and Corporate Governance Committee shall receive an additional annual retainer of $8,000 for such service. A Non-Employee Director serving as a member of the Nominating and Corporate Governance Committee (other than the Chairperson thereof) shall receive an additional annual retainer of $4,000 for such service.

(c)            Payment of Retainers. The annual retainers described in Sections 1(a) and 1(b) shall be earned on a quarterly basis based on a calendar quarter and shall be paid by the Company in arrears not later than the fifteenth day following the end of each calendar quarter. In the event a Non-Employee Director does not serve as a Non-Employee Director, or in the applicable positions described in Section 1(b), for an entire calendar quarter (including the calendar quarter that includes the Effective Date), such Non-Employee Director shall receive a prorated portion of the retainer(s) otherwise payable to such Non-Employee Director for such calendar quarter pursuant to Sections 1(a) and 1(b), with such prorated portion determined by multiplying such otherwise payable retainer(s) by a fraction, the numerator of which is the number of days during which the Non-Employee Director serves as a Non-Employee Director or in the applicable positions described in Section 1(b) during the applicable calendar quarter and the denominator of which is the number of days in the applicable calendar quarter.

2.             Equity Compensation. Non-Employee Directors shall be granted the equity awards described below. The awards described below shall be granted under and shall be subject to the terms and provisions of the Company’s 2022 Incentive Award Plan or any other applicable Company equity incentive plan then-maintained by the Company (such plan, as may be amended from time to time, the “Equity Plan”) and shall be granted subject to the execution and delivery of award agreements, including attached exhibits, in substantially the forms previously approved by the Board. All applicable terms of the Equity Plan apply to this Policy as if fully set forth herein, and all equity grants hereunder are subject in all respects to the terms of the Equity Plan.

(a)            Initial Awards. Each Non-Employee Director who (i) serves on the Board as of June 1, 2022 (the “Initial Issuance Date”) and (ii) will continue to serve as a Non-Employee Director immediately following the Initial Issuance Date, shall be automatically granted, on the Initial Issuance Date an award of restricted stock units that has an aggregate fair value on the Initial Issuance Date equal to $175,000 (as determined in accordance with FASB Accounting Codification Topic 718 (“ASC 718”) and subject to adjustment as provided in the Equity Plan). The awards described in this Section 2(a) shall be referred to herein as the “Initial Awards”). Each Initial Award shall vest on the earlier of (i) the day immediately preceding the date of the first Annual Meeting following the date of grant and (ii) the first anniversary of the date of grant, subject to the Non-Employee Director continuing in service on the Board through the applicable vesting date.

(b)            Annual Awards. Each Non-Employee Director who (i) serves on the Board as of the date of any annual meeting of the Company’s stockholders (an “Annual Meeting”) after January 1, 2023 and (ii) will continue to serve as a Non-Employee Director immediately following such Annual Meeting, shall be automatically granted, on the date of such Annual Meeting, an award of restricted stock units that has an aggregate fair value on the date of grant of $175,000 (as determined in accordance with ASC 718 and subject to adjustment as provided in the Equity Plan). The awards described in this Section 2(b) shall be referred to as the “Annual Awards.” Each Annual Award shall vest on the earlier of (i) the day immediately preceding the date of the first Annual Meeting following the date of grant and (ii) the first anniversary of the date of grant, subject to the Non-Employee Director continuing in service on the Board through the applicable vesting date.

(c)            Start Date Awards. The awards described in this Section 2(c) collectively shall be referred to as “Start Date Awards.” For the avoidance of doubt, no Non-Employee Director shall be granted more than one Start Date Award.

(i)               General. Each Non-Employee Director who is initially elected or appointed to the Board following the date of the first Annual Meeting in 2023 shall be automatically granted, on the date of such Non-Employee Director’s initial election or appointment (such Non-Employee Director’s “Start Date”), (i) an initial award of restricted stock units that has an aggregate fair value on the date of grant equal to $300,000 (as determined in accordance with ASC 718), which shall vest in three equal installments on each of the first three anniversaries of the date of grant, subject to the Non-Employee Director continuing in service on the Board through the applicable vesting date, and (ii) if such Non-Employee Director is initially elected or appointed to the Board on any date other than the date of an Annual Meeting, a prorated Annual Award of restricted stock units that has an aggregate fair value on such Non-Employee Director’s Start Date equal to the product of (1) $175,000 and (2) a fraction, the numerator of which is (x) 365 minus (y) the number of days in the period beginning on the date of the Annual Meeting preceding such Non-Employee Director’s Start Date and ending on such Non-Employee Director’s Start Date, and the denominator which is 365, which shall vest on the date of the first Annual Meeting following the date of grant (in each case, with the number of shares of common stock underlying each such award subject to adjustment as provided in the Equity Plan).

(ii)              Elections or Appointments Prior to 2023 Annual Meeting. Each Non-Employee Director who is initially elected or appointed to the Board during the period beginning on the day following the Initial Issuance Date and ending on the date of the first Annual Meeting in 2023 shall be automatically granted, on the date of such Non-Employee Director’s Start Date, (A) an initial award of restricted stock units that has an aggregate fair value on the date of grant equal to $300,000 (as determined in accordance with ASC 718), which shall vest in three equal installments on each of the first three anniversaries of the date of grant, subject to the Non-Employee Director continuing in service on the Board through the applicable vesting date, and (B) a prorated Annual Award of restricted stock units that has an aggregate fair value on such Non-Employee Director’s Start Date equal to the product of (1) $175,000 and (2) a fraction, the numerator of which is (x) 365 minus (y) the number of days in the period beginning on the Initial Issuance Date and ending on such Non-Employee Director’s Start Date, and the denominator which is 365, which shall vest on the date of the first Annual Meeting following the date of grant (in each case, with the number of shares of common stock underlying each such award subject to adjustment as provided in the Equity Plan).

(iii)              Initial Start Date Awards. Each Non-Employee Director who is serving on the Board as of the Effective Date or who is initially elected or appointed to the Board on or prior to the Initial Issuance Date and will continue to serve as a Non-Employee Director immediately following the Effective Date (or Initial Issuance Date, if applicable) shall be automatically granted, (A) an initial award of restricted stock units that has an aggregate fair value on the date of grant equal to $300,000 (as determined in accordance with ASC 718), which shall vest in three equal installments on each of the first three anniversaries of the date of grant, subject to the Non-Employee Director continuing in service on the Board through the applicable vesting date, and (B) a prorated Annual Award of restricted stock units that has an aggregate fair value on such Non-Employee Director’s Start Date equal to the product of (1) $175,000 and (2) a fraction, the numerator of which is the number of days in the period beginning on the Non-Employee Director’s Start Date or for those Non-Employee Directors serving on the Board as of the Effective Date, the Effective Date, and ending on the Initial Issuance Date, and the denominator of which is 365, which shall vest on the the date of the first Annual Meeting following the date of grant (in each case, with the number of shares of common stock underlying each such award subject to adjustment as provided in the Equity Plan). Such award shall be granted on the date of such Non-Employee Director’s Start Date (or, for those Non-Employee Directors serving on the Board as of the Effective Date, as of the first business day following the filing of a registration statement on Form S-8 with respect to the Equity Plan).

(d)            Termination of Employment of Employee Directors. Members of the Board (i) who are employees of the Company or any parent or subsidiary of the Company and (ii) who subsequently terminate their employment with the Company and any parent or subsidiary of the Company and remain on the Board will not receive a Start Date Award pursuant to Section 2(c) above, but to the extent that they are otherwise eligible, will be eligible to receive, after termination from employment with the Company and any parent or subsidiary of the Company, Annual Awards as described in Section 2(b) above.

(e)             Additional Vesting of Awards Granted to Non-Employee Directors. No portion of an Initial Award, Annual Award or Start Date Award that is unvested at the time of a Non-Employee Director’s termination of service on the Board shall become vested thereafter. All of a Non-Employee Director’s Initial Awards, Annual Awards and Start Date Awards shall vest in full immediately prior to the occurrence of a Change in Control (as defined in the Equity Plan), to the extent outstanding at such time.

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